UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: March 18, 2010
(Date of earliest event reported)

A. M. Castle & Co.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

3400 North Wolf Road Franklin Park, Illinois 60131
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2010, the Human Resources Committee (the “Committee”) of the Board of Directors of A.M. Castle & Co. (the “Company”) approved equity awards under the Company’s 2010 Long-Term Compensation Plan (“2010 LTCP”) for executive officers and other select managers, including the named executive officers in the proxy statement for our 2010 annual meeting of shareholders.  All decisions with respect to awards to Michael H. Goldberg, the Company’s President and CEO, were made by the independent members of the Board of Directors, upon recommendation of the Committee.

The table below summarizes each named executive officer’s target award opportunity under the 2010 LTCP as a percentage of his base salary:

Name	Target award opportunity as a % of Base Salary
Michael H. Goldberg	150%
Scott F. Stephens	145%
Stephen V. Hooks	90%
Blain A. Tiffany	110%
Kevin P. Fitzpatrick	90%

    The 2010 LTCP awards were allocated between restricted stock units (“RSUs”), performance share units (“PSUs”), and stock options (“Stock Options”).  The targeted value mix of these three types of awards was: one-third RSUs; one-third PSUs; and one-third Stock Options.  The table below sets forth the number of RSUs, PSUs and Stock Options awarded to each of the named executive officers on March 18, 2010:

Name	Restricted Stock Units (#)	Performance Share Units (#)			Stock Options (#)
		Threshold	Target	Maximum
Michael H. Goldberg	25,100	0	25,100	50,200	49,100
Scott F. Stephens	13,100	0	13,100	26,200	25,500
Stephen V. Hooks	9,150	0	9,150	18,300	18,000
Blain A. Tiffany	8,950	0	8,950	17,900	17,600
Kevin P. Fitzpatrick	6,700	0	6,700	13,400	13,000

Restricted Stock Units.  The RSUs granted to the named executive officers will vest on December 31, 2012.  Unless covered by a specific change-in-control or severance agreement, participants to whom RSUs have been granted must be employed by the Company on the vesting date or the award will be forfeited.  Each RSU that becomes vested entitles the participant to receive one share of the Company’s common stock or, at the discretion of the Committee, payment may be made in cash or other equity based property.  If paid in shares, the number of shares delivered may be reduced by the number of shares required to be withheld for Federal and State withholding tax requirements (determined at the market price of Company shares at the time of payout).

Performance Share Units.  For the PSUs granted to the named executive officers, the potential award will depend on the Company’s relative total shareholder return (RTSR) over a three-year performance period, beginning January 1, 2010 and ending December 31, 2012.  RTSR is measured against a group of peer companies either in the metals industry or in the industrial products distribution business (the “RTSR Peer Group”).  The RTSR Peer Group for the 2010-2012 performance period as established by the Committee consists of the following 26 companies:

AEP Industries Inc.	Gibraltar Industries, Inc.	Reliance Steel & Aluminum Co.
AK Steel Holding Corporation	Haynes International, Inc.	RTI International Metals, Inc.
Allegheny Technologies Inc.	Kaman Corporation	Schnitzer Steel industries, Inc.
Amcol International Corp.	Lawson Products, Inc.	Steel Dynamics, Inc
Applied Industrial Technologies, Inc.	MSC Industrial Direct Co., Inc.	Stillwater Mining Co
Carpenter Technology Corp.	Nucor Corp.	Texas Industries Inc.
Cliffs Natural Resources Inc.	Olin Corp.	United States Steel Corp.
Commercial Metals Company	Olympic Steel, Inc.	Worthington Industries, Inc.
Fastenal Company	Quanex Building Products Corporation

The 2010 LTCP provides with respect to PSUs for (1) a threshold level at which no PSUs will vest, a target performance level at which the target number of PSUs will vest, a maximum performance level at or above which the maximum number of PSUs will vest, and pro rata vesting between the threshold and maximum performance levels and (2) minimum and maximum vesting opportunities ranging from zero up to two times the target number.  The threshold, target and maximum performance levels for RTSR are the 25th, 50th and 75th percentile, respectively, relative to RTSR Peer Group performance. The number of PSUs, if any, that vest based on the performance achieved during the three-year performance period will vest on the date the Committee certifies the performance level achieved during the three-year performance period.  Each PSU that becomes vested entitles the participant to receive one share of the Company’s common stock or, at the discretion of the Committee, payment may be made in cash or other equity based property.  If paid in shares, the number of shares delivered may be reduced by the number of shares required to be withheld for Federal and State withholding tax requirements (determined at the market price of Company shares at the time of payout).  Unless covered by a specific change-in-control or severance agreement, participants to whom PSUs have been granted must be employed by the Company at the end of the performance period or the award will be forfeited.

Stock Options.  The Stock Options granted to the named executive officers will vest and become exercisable three years from the date of the grant.  The term of the options is eight years.  The exercise price of the options is $12.79 per share (which is based on the average closing price of the Company’s common stock for the 10 trading days preceding the date on which the options were granted).  To the maximum extent permitted under the Company’s 2008 Restricted Stock, Stock Option and Equity Compensation Plan, Stock Options granted to the named executive officers are treated as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

All 2010 LTCP awards described above are subject to the terms of the Company’s 2008 Restricted Stock, Stock Option and Equity Compensation Plan, amended and restated as of March 5, 2009 (the “Equity Plan”), which was approved by the Company’s shareholders.  A copy of the Equity Plan is filed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the period ended December 31, 2008, and incorporated herein by reference.  The form of Restricted Stock Unit Award Agreement used to evidence the grants of RSUs made to the Company's executive officers under the 2010 LTCP, the form of Performance Share Award Agreement used to evidence the grants of PSUs made to the Company's executive officers under the 2010 LTCP, the form of Incentive Stock Option Award Agreement used to evidence the grants of Stock Options identified as incentive stock options and made to the Company's executive officers under the 2010 LTCP and the form of Non-Qualified Stock Option Award Agreement used to evidence the grants of Stock Options identified as non-qualified stock options and made to the Company's executive officers under the 2010 LTCP are attached hereto as Exhibits 10.20, 10.21, 10.22 and 10.23, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.20	Form of Restricted Stock Unit Award Agreement.
10.21	Form of Performance Share Award Agreement.
10.22	Form of Incentive Stock Option Award Agreement.
10.23	Form of Non-Qualified Stock Option Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. CASTLE & CO.

March 24, 2010	By:	/s/ Robert J. Perna
Robert J. Perna
Vice President, General Counsel & Secretary